                        WINDSOR LOCKS COMMUNITY BANK, FSL
                   CONDENSED STATEMENTS OF FINANCIAL CONDITION
                           SEPTEMBER 30, 2003 AND 2002
                            (IN THOUSANDS, UNAUDITED)


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


                                                                            2003                 2002
                                                                        -----------           ----------
     ASSETS:
         Cash and cash equivalents ...............................        $  4,648             $  3,089
         Securities ..............................................          15,719               15,334
         Loans, net ..............................................          16,472               17,777
         Accrued interest receivable .............................             178                  218
         Premises and equipment, net .............................             416                  403
         Other assets ............................................             304                  258
                                                                       -----------           ----------
                 Total assets .....................................       $ 37,737             $ 37,079
                                                                       ===========           ==========


     LIABILITIES AND CAPITAL ACCOUNTS:
         Liabilities:
              Deposits .............................................      $ 35,142             $ 34,417
              Advance payments by borrowers for taxes and insurance            135                  144
              Other liabilities.....................................           142                  255
                                                                       -----------           ----------
                           Total liabilities .......................        35,419               34,816
                                                                       -----------           ----------

         Capital accounts:
                 Retained earnings .................................         2,203                2,064
                 Accumulated other comprehensive income.............           115                  199
                                                                       -----------           ----------
                            Total capital accounts..................         2,318                2,263
                                                                       -----------           ----------

                            Total liabilities and capital accounts..      $ 37,737             $ 37,079
                                                                       ===========           ==========

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                        WINDSOR LOCKS COMMUNITY BANK, FSL
                            STATEMENTS OF OPERATIONS
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                            (IN THOUSANDS, UNAUDITED)
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

                                                                     2003                   2002
                                                                     ----                   ----
Interest and dividend income:
   Interest and fees on loans.............................        $    297               $    356
   Investment and mortgage-backed
      securities..........................................             133                    176
                                                                  ----------             ----------
           Total interest and dividend income.............             430                    532
                                                                  ----------             ----------

Interest expense:
   Deposits and advanced payments by
      borrowers for taxes and insurance...................             123                    187
                                                                  ----------             ----------
           Total interest expense.........................             123                    187
                                                                  ----------             ----------

   Net interest and dividend income.......................             307                    345
Provision for loan losses.................................              --                     --
   Net interest and dividend income                               ----------             ----------
      after provision for loan losses.....................             307                    345
                                                                  ----------             ----------

Noninterest income:
   Service charges on deposit accounts....................              21                     23
   Other income (loss)....................................               1                      2
                                                                  ----------             ----------
           Total noninterest income.......................              22                     25
                                                                  ----------             ----------

Noninterest expense:
   Compensation and benefits..............................             165                    160
   Office occupancy and equipment.........................              64                     62
   Advertising and promotion..............................               8                     10
   Professional fees......................................               3                      3
   Other expense..........................................              28                     48
                                                                  ----------             ----------
           Total noninterest expense......................             268                    283
                                                                  ----------             ----------
           Income before income tax expense...............              61                     87
Income tax expense........................................              26                     32
                                                                  ----------             ----------
                              Net income..................        $     35               $     55
                                                                  ==========             ==========
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